                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:


/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            MOBINETIX SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            MOBINETIX SYSTEMS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1) ________________

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

         -----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            MOBINETIX SYSTEMS, INC.

                    Notice of Annual Meeting of Stockholders
                         To Be Held on December 2, 1996


TO THE STOCKHOLDERS;

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), will be held on December 2, 1996 at 10:00 a.m., local time, at the Company's principal executive offices, located at 500 Oakmead Parkway, Sunnyvale, California 94806 for the following purposes:

         1. To elect three directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

         2. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending June 30, 1997.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on November 12, 1996 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.



                                       FOR THE BOARD OF DIRECTORS


                                       Aziz Valliani
                                       President and Chief Executive Officer

Sunnyvale, California
November 15, 1996


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                            MOBINETIX SYSTEMS, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held December 2, 1996 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices, located at 500 Oakmead Parkway, Sunnyvale, California 94806. The telephone number at that location is (408) 524-4200.

         These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended June 30, 1996, including financial statements, were mailed on or about November 15, 1996 to all stockholders entitled to vote at the meeting.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: David M. Licurse, Sr., Chief Financial Officer and Vice President of Operations) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Each stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than three directors. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for the candidates in nomination. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1--Election of Directors." On all other matters, each share has one vote.

         The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1997 Annual Meeting must be received by the Company no later than August 4, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

RECORD DATE AND VOTING SECURITIES

         Stockholders of record at the close of business on November 12, 1996 are entitled to notice of and to vote at the meeting. At the record date, 1,336,358 shares of the Company's Common Stock, par value $0.01, were issued and outstanding, no shares of the Company's Series A Preferred Stock were outstanding, 898,954 shares of the Company's Series B Preferred Stock were issued and outstanding and 28,125 shares of the Company's Series C Preferred Stock were issued and outstanding. Based on the average of the bid and ask price on the OTC Bulletin Board on November 13, 1996, the market value of one share of the Company's Common Stock was $4.75. Each share of Common Stock is entitled to one vote, each share of Series B Preferred Stock is entitled to two votes, and each share of Series C Preferred Stock is entitled to forty votes.


PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

         The Company's Bylaws currently provide for a board of three directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by proxy holders. In any event, the proxy holders cannot vote for more than three persons. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

f        The names of the nominees, and certain information about them, are set forth below.

    Name Of Nominee              Age           Principal Occupation                 Director Since
    ---------------              ---           --------------------                 --------------
 Paul C. Dali                     53           Chairman of the Board of the Company;      1992
                                               General Partner of Nazem & Company

 Aziz Valliani                    42           President and CEO of the Company           1996

 Nazim Kareemi                    48           Executive Vice President of the            1992
                                               Company


         There are no family relationships among the Company's directors and executive officers.

         BUSINESS EXPERIENCE OF THE NOMINEES

         PAUL DALI is the Chairman of the Company's Board. Paul is a General Partner of Nazem & Company responsible for managing the firm's California office. Prior to joining Nazem and Company in 1991, he was a General Partner with the venture capital firm of 3i Ventures from 1988 until 1991. Before joining 3i, Mr. Dali served as President and CEO of Regis McKenna Inc. from 1983 until 1988, one of the largest and most well-known electronics industry marketing and communications firms in the U.S. Prior to joining Regis McKenna, Mr. Dali was the General Manager of the Personal Computer Systems Division at Apple where he was responsible for all phases of the Apple II and Apple III product lines. Mr. Dali received a B.S. degree from the University of California at Northridge. Mr. Dali has been a director of the Company since May, 1992. Mr. Dali is also a director of Cybermedia, Inc. and Graphixzone, Inc.

         AZIZ VALLIANI is the President and CEO of the Company and one of its directors. Mr. Valliani, a 19 year veteran in the industry, served as President and CEO of Inforite Corporation, before joining the Company in January 1996. Prior to Inforite, Mr. Valliani was COO and executive vice president at Wyse Technology. Before Wyse, Mr. Valliani served as Vice President and General Manager for the Altos business unit of Acer America Corporation. Mr. Valliani was with Intel before joining Altos Computer Systems and earned his BSEE from Pratt Institute, Brooklyn, NY. Mr. Valliani has been a director of the Company since January, 1996.

         NAZIM KAREEMI is the Executive Vice President of the Company, and previously served as President of the Company. Mr. Kareemi also founded PenWare, the predecessor of the Company. Mr. Kareemi has more than twenty years of experience in computer industry. Mr. Kareemi worked with or consulted for leading technology and computer companies including Intel, Zilog and Xerox. He has a B.S. from MIT and M.S. and Engineer's degrees from Stanford University. Mr. Kareemi has been a director of the Company since May 1992.

VOTE REQUIRED AND RECOMMEND OF BOARD OF DIRECTORS

         The nominees receiving the highest number of affirmative votes of the shares entitled to be voted, up to the number of directors to be elected, shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the financial statements of the Company for the year ending June 30, 1997, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1994. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

                               OTHER INFORMATION
                         REGARDING SECURITY OWNERSHIP,
                             DIRECTORS AND OFFICERS

EXECUTIVE OFFICERS

The following table lists the Company's executive officers as of the date of this Proxy Statement and certain information concerning them.

                 Name                    Age                    Position
                 ----                    ---                    --------
Aziz Valliani . . . . . . . . . . . .     42   President, Chief Executive Officer and Director
Nazim Kareemi . . . . . . . . . . . .     48   Executive Vice President and Director
David M. Licurse  . . . . . . . . . .     58   Chief Financial Officer and Vice President of Operations
Llavanya Fernando . . . . . . . . . .     44   Vice President, Hardware Development
Thomas A. Dorosewicz  . . . . . . . .     41   Vice President, Sales and Marketing
Abbas Rafii . . . . . . . . . . . . .     49   Vice President, Software Development


EXECUTIVE PROFILES

         AZIZ VALLIANI is the President and CEO of the Company and one of its directors. Mr. Valliani, a 19 year veteran in the industry, served as President and CEO of Inforite Corporation, before joining the Company in January 1996. Prior to Inforite, Mr. Valliani was COO and executive vice president at Wyse Technology. Before Wyse, Mr. Valliani served as Vice President and General Manager for the Altos business unit of Acer America Corporation. Mr. Valliani was with Intel before joining Altos Computer Systems and earned his BSEE from Pratt Institute, Brooklyn, NY. Mr. Valliani has been a director of the Company since January, 1996

         NAZIM KAREEMI is the Executive Vice President of the Company, and previously served as President of the Company. Mr. Kareemi also founded PenWare, the predecessor of the Company. Mr. Kareemi has more than twenty years of experience in computer industry. Mr. Kareemi worked with or consulted for leading technology and computer companies including Intel, Zilog and Xerox. He has a B.S. from MIT and M.S. and Engineer's degrees from Stanford University. Mr. Kareemi has been a director of the Company since May 1992.

         DAVID M. LICURSE is the CFO and Vice President of Operations. Before joining the Company, he served as CFO and Vice President of Operations at Inforite Corporation. Mr. Licurse held various senior level managerial positions with Xerox Corporation from 1972 until 1994. These positions ranged from Financial Planning and Analysis Manager for Xerox's $1 billion manufacturing division and Controller for a $350 million personal computer business unit to Manager of Finance and Operations for a $60 million high technology software division in Palo Alto. Mr. Licurse earned an MBA from University of Rochester.

         LLAVANYA FERNANDO is the Vice President of Hardware Development. Mr. Fernando served as vice president of R & D at Inforite Corporation. Mr. Fernando has over 21 years of direct R&D, mobile computing and management experience. From 1993 until 1995, he held a senior management position at Wyse. From 1982 until 1993, Mr. Fernando was the General Manager at a business unit of TeleSensory Systems, Inc. in Mountain View, California. He has also worked at Data Products, Graviner Ltd. and H. Tinsley & Co. Qualified in England, he obtained M.S. and B.S. degrees in the field of electronics and systems engineering.

         ABBAS RAFII is the Vice President of Software Development. At PenWare he managed the development and release of five commercial software products. Before joining the Company, he was project lead and a senior software engineer at Hewlett-Packard Laboratories from 1979 until 1992. He has more than fifteen years of experience in design and development of applications, operating systems components, and object oriented database systems. His credentials include an M.S. and a Ph.D. degree from Stanford University.

         THOMAS A. DOROSEWICZ is the Vice President of Sales and Marketing.
Mr. Dorosewicz, who joined the Company in August 1996, has spent the last 15 years in sales and marketing positions within the data capture field. Prior to joining the Company, Mr. Dorosewicz ran the New England Division of Symbol Technologies from 1994 until 1996. Mr. Dorosewicz's earlier positions included head of the Business development activities at Symbol from 1990 until 1994 and Business Unit Director for Scanning at Fujitsu Systems of America from 1987 until 1990.

                 None of the directors or officers of the Company have been involved in any proceedings described in Item 401(d) of Regulation S-B promulgated under the Exchange Act of 1934, as amended.

SECURITY OWNERSHIP

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of November 13, 1996, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the Named Officers, (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                 Name and Address of           Amount and Nature of
      Title of Class              Beneficial Owner             Beneficial Ownership    Percent of Class
      --------------             -------------------           --------------------    ----------------
 Series B Preferred         Life Investors Insurance        352,942 shares               39.3%
 Stock*                     Company of America              directly owned

 Common Stock               Aziz Valliani                   253,683                      19.0%
                            MobiNetix Systems, Inc.
                            500 Oakmead Parkway
                            Sunnyvale, CA 94086

 Common Stock               Nazim Kareemi                   253,683                      19.0%
                            MobiNetix Systems, Inc.
                            500 Oakmead Parkway
                            Sunnyvale, CA 94086

 Series C Preferred         Paul C. Dali                    28,125**                     100%
  Stock*                    Nazem & Company
                            3000 Sand Hill Road
                            Building 2, Suite 205
                            Menlo Park, CA  94025

 Common Stock and           All Directors and Officers      1,033,045                    45.6% of the aggregate
 Series C Preferred         as a group                                                   of the Common Stock and
 Stock                                                                                   the Series C Preferred

* The Company effected a reverse stock split, converting each share of Series B Preferred into one-half share and increasing the conversion ratio of Series B Preferred into Common Stock from 1:1 to 1:2 and converting each share of Series C Preferred into one-fourth share and increasing the conversion ratio of Series C Preferred into Common Stock from 1:10 to 1:40.

**   Mr. Dali is a general partner of Nazem & Associates IV, L.P., the General
Partner of Nazem & Company IV, L.P., which is the owner of record of the Series C Preferred. Mr. Dali disclaims beneficial ownership of such Series C Preferred.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of six meetings during the fiscal year ended June 30, 1996. No director attended fewer than 75% of the meetings of the Board of Directors and its committees upon which such director served. The Board of Directors has no committees. The Board of Directors has no nominating, audit or compensation committees or any committee performing similar functions.

DIRECTOR COMPENSATION

         The Company currently does not pay any annual retainer, per-meeting fee, or any other compensation to any director.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon its review of copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that during the year ended June 30, 1996, Paul Dali, Aziz Valliani, Nazim Kareemi, Llavanya Fernando, David Licurse, Sr. and Abbas Rafii, failed to report initial statements of beneficial ownership on Form 3 in a timely manner.

EXECUTIVE COMPENSATION

         The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended June 30, 1996, by the Named Officers, as named below:

                           SUMMARY COMPENSATION TABLE


                                                                                  Underlying        All Other
   Name and Principal Position      Year        Salary             Bonus           Options         Compensation
   ---------------------------      ----        ------             -----          ----------       ------------

 Aziz Valliani                      1996          $124,042          ---              ---               ---
   President and Chief              1995                 0          ---              ---               ---
   Executive Officer                1994                 0          ---              ---               ---

 Nazim Kareemi                      1996          $136,101          ---              ---               ---
   Executive Vice President         1995           107,756          ---              ---               ---
                                    1994           103,398          ---              ---               ---



The Company has not entered into any employment contracts with any Named
Officer.

OPTION GRANTS IN LAST FISCAL YEAR

         The Company has not granted any options to purchase securities of the Company to any Named Officer.

OPTION EXERCISES AND HOLDINGS

         There have been no option exercises by any Named Officers in the last fiscal year. The Named Officers have no unexercised options as of June 30, 1996.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         None of the Named Officers has exercised any options to purchase securities of the Company.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                     FORM 10-K

                 STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996 UPON WRITTEN REQUEST TO DAVID M. LICURSE, SR., CHIEF FINANCIAL OFFICER AND VICE PRESIDENT OF OPERATIONS, MOBINETIX SYSTEMS, INC., 500 OAKMEAD PARKWAY, SUNNYVALE, CALIFORNIA 94086.



                                       BY ORDER OF THE BOARD OF DIRECTORS


Dated: November 15, 1996

(Continued from other side)

1.      ELECTION OF DIRECTORS:

        NOMINEES: Paul C. Dali, Aziz Valliani and Nazim Kareemi


                [ ]  FOR        [ ]  WITHHELD

                [ ] ______________________________________
                    For all nominees except as noted above


2. Proposal to confirm the appointment of Arthur Andersen, L.L.P. as the Company's independent auditors for the 1997 fiscal year.

                [ ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

        This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominees indicated above, FOR ratification of the appointment of Arthur Andersen, L.L.P., and in the discretion of the proxyholders, on such other business as may properly come before the meeting or any adjournment thereof.

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature ____________________ Date _________

Signature ____________________ Date _________


                       [ ] CHECK HERE FOR ADDRESS CHANGE
            [ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            MOBINETIX SYSTEMS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS


        The undersigned stockholder of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), hereby appoints Aziz Valliani and Nazim Kareemi, and each of them, with full power of substitution to represent the undersigned and to vote all the shares of the Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on December 2, 1996, at 10:00 a.m., local time, at 500 Oakmead Parkway, Sunnyvale, California 94086, or any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.


                                (Continued, and to be signed, on reverse side).